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                                                                    EXHIBIT 10.1

[BANK OF AMERICA LOGO]
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                                                          AMENDMENT TO DOCUMENTS

                   AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 1 (the "Amendment") dated as of DECEMBER 11, 2000, is between Bank of America, N.A. (the "Bank") and Edelbrock Corporation (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 26, 2000 (the "Agreement").

     B.   The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2.   Amendments. The Agreement is hereby amended as follows

          2.1 In Subparagraph (a) of Paragraph 1.1 of the Agreement, the amount "Five Million Dollars ($5,000,000)" is substituted for the amount "Two Million Dollars ($2,000,000)".

          2.2 In Subparagraph (a)(iii) of Paragraph 1.6 of the Agreement, the amount "Five Million Dollars ($5,000,000)" is substituted for the amount "Two Million Dollars ($2,000,000)".

          2.3  Paragraph 6.6 of the Agreement is hereby deleted.

          2.4 Subparagraph (g) of Paragraph 6.14 of the Agreement is amended to read in its entirety as follows:

               "(g) acquire or purchase a business or its assets for a
                    consideration, including assumption of direct or contingent debt, in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, which shall not be unreasonably withheld, with the exception of acquiring the assets of Russell Performance Products, Inc. in the amount of Three Million Two Hundred Thousand Dollars ($3,200,000)."

     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

          4.1 A Corporate Resolution to Obtain Credit certified by the Borrower's Corporate Secretary in the amount of Five Million Dollars ($5,000,000).

     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA, N.A.                        Edelbrock Corporation

X  /s/ ROBERT J. LOVIE                       X /s/ JEFFREY L. THOMPSON
  ---------------------------------            ---------------------------------
By: Robert J. Lovie, Vice President          By Jeffrey L. Thompson, Executive
                                                Vice President


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[BANK OF AMERICA LOGO]

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                                           CORPORATE RESOLUTION TO OBTAIN CREDIT


     RESOLVED, that this corporation, Edelbrock Corporation, may:

     1.  borrow money from Bank of America, N.A. ("Bank");
     2. obtain for the account of this corporation commercial and standby letters of credit issued by Bank;
     3. obtain for the account of this corporation Bank's acceptance of drafts and other instruments; and
     4. discount with or sell to Bank notes, acceptances, drafts, receivables and other evidences of indebtedness, and assign or otherwise transfer to Bank any security interest or lien for such obligations;

from time to time, in such amount or amounts as in the judgment of the Authorized Officers (as hereinafter defined) this corporation may require (the credit facilities described in the first part of this resolution are collectively referred to herein as the "Credit Facilities"); provided, however, that the aggregate principal amount outstanding at any one time under the Credit Facilities authorized by this resolution shall not exceed the sum of Five Million and 00/100 Dollars ($5,000,000.00), which sum shall be in addition to such other amount or amounts as otherwise may be authorized.

     RESOLVED FURTHER, that this corporation is authorized to enter into one or more agreements with the Bank relating to any interest rate swap, any forward rate transaction, any interest rate cap or collar transaction, any similar transaction, any option to enter into any of the foregoing or any combination of any of the foregoing, which agreements may be oral or in writing (collectively referred to herein as "Swap Contracts").

     RESOLVED FURTHER, that this corporation is authorized to enter into contracts for the purchase and sale of foreign exchange, either spot or forward, with Bank, from time to time, in such amounts as in the judgment of the Authorized Officers this corporation may require.

     RESOLVED FURTHER, that the Authorized Officers are hereby authorized and directed, as security for any obligation or obligations of this corporation to Bank, whether arising pursuant to these resolutions or otherwise, to grant in favor of Bank a security interest in or lien on any real or personal property belonging to or under the control of this corporation.

     RESOLVED FURTHER, that

     1.  If only one signature is obtained, any one of the following:
         a.  O. Victor Edelbrock, President
         b.  Jeffrey L. Thompson, Executive Vice President
         c. Aristedes T. Feles, Vice President-Finance d.
         e.
         f.
     2.  If two signatures are obtained, any one of the following:
         a.
         b.
         c.
         d.
         e.
         f.
         together with any one of the following:
         g.
         h.
         i.
         j.
         k.
         l.

of this corporation, acting individually or in any combination as may be set forth above (the "Authorized Officers"), are hereby authorized and directed, in the name of this corporation, to execute and deliver to Bank, and Bank is requested to accept:

     a. the notes, credit agreements, advance account agreements, acceptance agreements, letter of credit applications and agreements, purchase agreements or other instruments, agreements and documents which evidence the obligations of this corporation under the Credit Facilities obtained or to be obtained pursuant to these resolutions;

     b. any and all security agreements, deeds of trust, mortgages, financing statements, fixture filings or other instruments, agreements and documents with respect to any security interest or lien authorized to be given pursuant to these resolutions;


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     c. any master agreement and the related schedule, confirmation or other agreement or certificate as Bank may require relating to Swaps Contracts; and

     d. any other instruments, agreements and documents as Bank may require and the Authorized Officers may approve.

     RESOLVED FURTHER, that the Authorized Officers are hereby authorized and directed, in the name of this corporation, to endorse, assign to Bank, and deliver to Bank, any and all notes, acceptances, drafts, receivables and other evidences of indebtedness discounted with or sold to Bank, together with any security interest or lien for such obligations, and to guarantee the payment of the same to Bank.

     RESOLVED FURTHER, that any and all of the instruments, agreements and documents referred to above may contain such recitals, covenants, agreements and other provisions as Bank may require and the Authorized Officers may approve, and the execution of such instruments, agreements and documents by the Authorized Officers shall be conclusive evidence of such approval, and that the Authorized Officers are authorized from time to time to execute renewals or extensions of any and all such instruments, agreements and documents.

     RESOLVED FURTHER, that Bank is authorized to act upon the foregoing resolutions until written notice of revocation is received by Bank, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the Authorized Officers.

                       CORPORATE SECRETARY'S CERTIFICATE

     I, Camee Edelbrock, Secretary of Edelbrock Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the Corporation, duly and regularly adopted by the Board of Directors of the Corporation in all respects as required by law and the by-laws of the Corporation on Monday, December 11, 2000 at a meeting at which a quorum of the Board of Directors of the Corporation was present and the requisite number of such directors voted in favor of said resolutions, or by the unanimous consent in writing of all members of the Board of Directors of the Corporation to the adoption of said resolutions.

     I further certify that said resolutions are still in full force and effect and have not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for the Corporation by virtue of such resolutions.

     Date: December 11, 2000
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AUTHORIZED SIGNATURES:

x /s/ O. VICTOR EDELBROCK                 x /s/ CAMEE EDELBROCK-FORD
 ------------------------------------      -------------------------------
 O. Victor Edelbrock, President            Camee Edelbrock-Ford
                                           Secretary of
                                           Edelbrock Corporation
                                           a Delaware corporation


x /s/ JEFFREY L. THOMPSON
 ------------------------------------
 Jeffrey L. Thompson, Executive
 Vice President


x /s/ ARISTEDES T. FELES                       Affix Corporate Seal Here.
 ------------------------------------
 Aristedes T. Feles, Vice President -
 Finance


x
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x
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x
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